Exhibit 32

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350
and Rule 13a-14(b) or Rule 15d-14(b)

My name is R. David Hoover and I am the Chairman of the Board, President and Chief Executive Officer of Ball Corporation.

Please accept this as the certification required of the Chief Executive Officer of Ball Corporation pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes–Oxley Act of 2002 that to the best of my knowledge and belief:

(1)	Quarterly Report on Form 10-Q for the quarter ended July 4, 2004, filed with the U.S. Securities and Exchange Commission on August 11, 2004, (“Report”) fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Ball Corporation as of, and for, the periods presented in the Report.

/s/ R. David Hoover
R. David Hoover
Chairman of the Board, President and Chief Executive Officer
Ball Corporation

Date:  August 11, 2004

Exhibit 32 (continued)

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
and Rule 13a-14(b) or Rule 15d-14(b)

My name is Raymond J. Seabrook and I am the Senior Vice President and Chief Financial Officer of Ball Corporation.

Please accept this as the certification required of the Chief Financial Officer of Ball Corporation pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes–Oxley Act of 2002 that to the best of my knowledge and belief:

(1)	Quarterly Report on Form 10-Q for the quarter ended July 4, 2004, filed with the U.S. Securities and Exchange Commission on August 11, 2004 (“Report”) fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Ball Corporation as of, and for, the periods presented in the Report.

/s/ Raymond J. Seabrook
Raymond J. Seabrook
Senior Vice President and Chief Financial Officer
Ball Corporation

Date:  August 11, 2004